EXHIBIT 99.1
Jamf completes acquisition of Wandera
Wandera furthers Jamf’s leadership in Apple Enterprise Management

MINNEAPOLIS – July 1, 2021 – Jamf (NASDAQ: JAMF), the standard in Apple Enterprise Management, today announced it has completed the acquisition of Wandera, a leader in zero trust cloud security and access.

This acquisition uniquely positions Jamf to help IT and security teams confidently protect devices, data and applications while extending the intended Apple experience through the most robust and scalable Apple Enterprise Management platform in the market.

“I am very excited to bring Wandera’s Apple-first and Apple-best unified cloud security capabilities into the Jamf platform,” said Dean Hager, CEO, Jamf. “We believe the way Wandera has built their solutions provides a significant technical advantage to customers and a superior experience for their end users – directly lining up with our purpose of empowering people with technology that puts them first.”

Safely connect workers to the devices, applications and data they need to be productive in a modern world
Gone are the days where employees only connect to their work resources from within a traditional network perimeter. In this changing world, it is more important than ever for organizations to provide employees remote access to company resources while keeping the organization safe and secure.  With Jamf and Wandera, organizations can ensure only the right users on compliant devices access authorized resources – simply empowering workers, no matter where they are.

Jamf and Wandera both integrate with cloud identity providers to ensure secure access to company resources. While Jamf currently allows users to leverage their single identity and biometrics to access their Mac and cloud applications, Wandera is a true zero trust network access solution that replaces legacy conditional access and VPN technology. It ensures that after a user authenticates into their device, business connections are secured while enabling non-business applications to route directly to the Internet, preserving end-user privacy and optimizing network infrastructure. For IT, deploying servers, managing certificates, and configuring IP addresses are a thing of the past.

Protect users, devices and organizational data from malicious intent
Apple builds one of the strongest out-of-the-box secure platforms on the market. However, Apple is a growing platform target for determined attackers.

Jamf helps maintain Mac endpoint compliance, address antivirus needs by preventing macOS malware, as well as detect and remediate Mac-specific threats. Wandera protects iOS and Android endpoints from being compromised through threat detection and zero-day phishing prevention with a first-class app for notifications and remediation. Together, Jamf and Wandera are a complete purpose-built solution to protect Apple users from malicious intent — all while delivering the intended Apple end-user experience.

Ensuring all Apple devices are always “fit for use” with automatic deployment, configuration, application management, policy enforcement and self-service
Device management requires more than just the basics. From zero-touch deployment to inventory and ongoing management, Jamf gives IT teams the ability drop-ship a device configured just for the individual.

Wandera offers a new level of management capability. It takes the notion of “policies” even further. Organizations can enforce acceptable usage policies to eliminate shadow IT and block risky content, while also managing data consumption with real-time analytics and granular reporting.

“Hybrid work is here to stay, and more and more organizations like mine are looking for technology partners that will allow us to secure company data while empowering on-the-go employees to be productive,” said Gary Owen, IT Manager, C-TEC. “Wandera and Jamf aim to protect all aspects of this new hybrid work world - data, business apps, devices and networks. This acquisition will help me better deliver a more efficient and secure experience for C-TEC, without interrupting the team’s productivity or compromising organizational security.”

The transaction was completed as expected during Jamf’s third quarter 2021 and was subject to customary closing conditions, including required U.S. regulatory approvals.

About Jamf
Jamf, the standard in Apple Enterprise Management, extends the legendary Apple experience people love to businesses, schools, and government organizations through its software and the world’s largest online community of IT admins focused exclusively on Apple, Jamf Nation. To learn more, visit: www.jamf.com

Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding our financial outlook and market positioning. Forward-looking statements give our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance, and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “may,” “will,” “should,” “can have,” “likely” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events, statements about the potential benefits of the acquisition, product developments and other possible or assumed business strategies, potential growth opportunities, the potential customers that the combined companies can serve, potential new products, the potential value creation as a result of combined offerings and potential market opportunities. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that we expected, including: the ability of Jamf and Wandera to close the announced transaction; the ability of Jamf to realize the potential benefits of the acquisition of Wandera; the possibility that the closing of the transaction may be delayed; other risks related to Jam’s integration of Wandera’s business, team, and technology; the impact on our operations and financial condition from the effects of the current COVID-19 pandemic; the potential impact of customer dissatisfaction with Apple or other negative events affecting Apple services and devices, and failure of enterprises to adopt Apple products; the potentially adverse impact of changes in features and functionality by Apple on our engineering focus or product development efforts; changes in our continued relationship with Apple; the fact that we are not party to any exclusive agreements or arrangements with Apple; our reliance, in part, on channel partners for the sale and distribution of our products; the impact of reputational harm if users perceive our products as the cause of device failure; our ability to successfully develop new products or materially enhance current products through our research and development efforts; our ability to continue to attract new customers; our ability to retain our current customers; our ability to sell additional functionality to our current customers; our ability to meet service-level commitments under our subscription agreements; our ability to correctly estimate market opportunity and forecast market growth; risks associated with failing to continue our recent growth rates; our dependence on one of our products for a substantial portion of our revenue; our ability to scale our business and manage our expenses; our ability to change our pricing models, if necessary to compete successfully; the impact of delays or outages of our cloud services from any disruptions, capacity limitations or interferences of third-party data centers that host our cloud services, including Amazon Web Services; our ability to maintain, enhance and protect our brand; our ability to maintain our corporate culture; the ability of Jamf Nation to thrive and grow as we expand our business; the potential impact of inaccurate, incomplete or misleading content that is posted on Jamf Nation; our ability to offer high-quality support; risks and uncertainties associated with potential acquisitions and divestitures, including, but not limited to, disruptions to ongoing operations; diversions of management from day-to-day responsibilities; adverse impacts on our financial condition; failure of an acquired business to further our strategy; uncertainty of synergies; personnel issues; resulting lawsuits and issues unidentified in diligence processes; our ability to predict and respond to rapidly evolving technological trends and our customers' changing needs; our ability to compete with existing and new companies; the impact of adverse general and industry-specific economic and market conditions; the impact of reductions in IT spending; our ability to attract and retain highly qualified personnel; risks associated with competitive challenges faced by our customers; the impact of our often long and unpredictable sales cycle; our ability to develop and expand our marketing and sales capabilities; the risks associated with sales to new and existing enterprise customers; the risks associated with free trials and other inbound, lead-generation sales strategies; the risks associated with indemnity provisions in our contracts; our management team’s limited experience managing a public company; the impact of any catastrophic events; the impact of global economic conditions; risks associated with cyber-security events; the impact of real or perceived errors, failures or bugs in our products; the impact of interruptions or performance problems associated with our technology or infrastructure; the impact of general disruptions to data transmission; risks associated with stringent and changing privacy laws, regulations and standards, and information security policies and contractual obligations related to data privacy and security; the risks associated with intellectual property infringement claims; our reliance on third-party software and intellectual property licenses; our ability to protect our intellectual property and proprietary rights; and the risks associated with our use of open source software in our products.

Additional information concerning these and other factors can be found in the company's filings with the Securities and Exchange Commission. Given these factors, as well as other variables that may affect Jamf’s operating results, you should not rely on forward-looking statements, assume that past financial performance will be a reliable indicator of future performance, or use historical trends to anticipate results or trends in future periods. The forward-looking statements included in this press release and on the related teleconference call relate only to events as of the date hereof. Jamf undertakes no obligation to update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Media Contact:
Rachel Nauen | media@jamf.com

Investor Contact:
Jennifer Gaumond | ir@jamf.com